UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

August 31, 2011

Annual Repor t

Legg Mason

ClearBridge

Aggressive

Growth Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Aggressive Growth Fund

Fund objective

The Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Aggressive Growth Fund for the twelve-month reporting period ended August 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

Legg Mason ClearBridge Aggressive Growth Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended August 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, concerns related to the raising of the U.S. debt ceiling and the downgrading of U.S. government securities resulted in increased investor risk aversion. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. While the rate held steady in August, the U.S. Department of Labor reported that there was zero net job growth during the month, the worst monthly result since September 2010. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and nearly 43% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. While existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”), existing-home sales declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. Following a modest 0.6% increase in June, sales then fell 3.5% in July and moved 7.7% higher in August. At the end of August, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus a 9.5 month supply in July. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $168,300 in August 2011, down 5.1% from August 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIii, the manufacturing sector grew twenty-five consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading fell to 53.5, partially attributed to supply disruptions triggered by the March earthquake

IV	Legg Mason ClearBridge Aggressive Growth Fund

Investment commentary (cont’d)

and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July and 50.6 in August — the latter being the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in August.

Financial market overview

While stocks and lower-quality bonds generated strong results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July and August 2011, when concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and Standard & Poor’s (“S&P”) downgrade of U.S. Treasuries from AAA to AA+ negatively impacted investor sentiment.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, after the end of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012. The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved higher during the reporting period. With the Fed indicating the possibility of another round of quantitative easing, stock prices moved sharply higher in September and October 2010. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle East and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, with the Index gaining 0.04% and 2.96%,

Legg Mason ClearBridge Aggressive Growth Fund	V

respectively. The market then gave back a portion of its previous gains during the last four months of the period, as the Index fell 1.13%, 1.67%, 2.03% and 5.43% in May, June, July and August, respectively. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 18.50% over the reporting period.

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns during the twelve months ended August 31, 2011, with the small-cap Russell 2000 Indexvi returning 22.19%. In contrast, the Russell Midcap Indexvii and the large-cap Russell 1000 Indexviii gained 21.28% and 19.06%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 24.25% and 14.55%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies we believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies. The Fund may invest up to 25% of its assets in foreign securities.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, we consider whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. Despite a major increase in stock market volatility and several negative macroeconomic and geopolitical trends and events, the major domestic stock market indices registered meaningful gains for the Fund’s reporting period. At the start of the period in September of 2010, the stock market was continuing to rise off the market lows set in early 2009. Market volatility was muted as a bullish trend and positive corporate earnings news lifted stocks, despite weak and/or negative news on housing and employment trends. Concerns about geopolitical unrest centered in the Middle East and North Africa and growing questions about the sovereign debt of several Euro member states were countered by a consistently accommodative Federal Reserve Board (“Fed”)ii and ample liquidity, along with substantial quantities of cash reserves on corporate balance sheets, and stock valuations that generally remained reasonable. The devastating earthquake, tsunami and resulting nuclear crisis in Japan in March of 2011 triggered a significant spike in volatility and saw the market dip in response, but apparently could not derail the market’s bullish trend. By early July, both the Dow Jones Industrial Average (“DJIA”)iii and the S&P 500 Index had risen nearly 30% from the start of the reporting period.

Late July and early August saw a swift change as Washington’s last-minute passage of an increase in the federal debt ceiling and the subsequent lowering of the U.S.’s credit rating by Standard & Poor’s triggered a spike in market volatility. In addition, the credit situation in Europe became increasingly tenuous and added stress to global capital markets. Concern rose about the slowdown in U.S. economic activity, and many domestic stock markets gave back all of the gains for the reporting period to date. Late in the period, the market did manage a recovery off its multi-month lows, but questions about the potential for a new recession and the continued lack of job growth served to dampen investors’ enthusiasm for equities.

Q. How did we respond to these changing market conditions?

A. We made no significant changes to the Fund’s investment discipline or strategy during the past year. For nearly three decades, the Fund’s time-tested approach

2	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Fund overview (cont’d)

has navigated many volatile markets by focusing on the fundamentals of the companies that we hold. We have continued to emphasize bottom-up stock selection in our construction of a portfolio featuring what we consider to be dominant franchises, with primarily self-financing business models that we believe are best able to grow their earnings and cash flows on a sustainable basis.

The reporting period was marked by both significant stock market volatility and below-average economic growth. Given this background, we have found it especially important to identify those businesses that can show solid organic growth in both revenues and earnings. We have continued to favor self-financing business models with lots of cash and repetitive and consistent cash flows. We believe that these types of secular growth business models should receive a premium valuation multiple or will ultimately attract interest from third-party acquirers. In line with this view, over the course of the period, our portfolio has seen an acceleration of both corporate merger and acquisition transactions and interest from value-oriented activist shareholders.

Much of our activity over the period was focused on taking advantage of downside market volatility by selectively adding to existing positions where we had the cash available, including both recent additions and also some of our older holdings.

Performance review

For the twelve months ended August 31, 2011, Class A shares of Legg Mason ClearBridge Aggressive Growth Fund, excluding sales charges, returned 26.35%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexiv, returned 24.25% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned 21.00% over the same time frame.

Performance Snapshot as of August 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Aggressive Growth Fund:
Class A	-6.77%	26.35%
Class B2	-7.18%	25.19%
Class C	-7.04%	25.61%
Class FI	-6.77%	26.33%
Class R	-6.86%	26.11%
Class I	-6.56%	26.90%
Class IS	-6.51%	27.04%
Russell 3000 Growth Index	-5.73%	24.25%
Lipper Multi-Cap Growth Funds Category Average[1]	-7.87%	21.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 526 funds for the six-month period and among the 502 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	3

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated December 29, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.30%, 2.25%, 1.95%, 1.43%, 1.47%, 0.87% and 0.75%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class FI shares, 1.55% for Class R shares and 1.00% for Class I shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. On an absolute basis, all seven sectors in which the Fund was invested (out of ten equity market sectors in total) contributed positively to performance for the period. The greatest contributions to absolute return came from the Fund’s holdings in the Health Care, Energy and Consumer Discretionary sectors, while the smallest came from the Financials, Materials and Industrials sectors.

Relative to the benchmark, both the Fund’s overall stock selection and its overall sector allocation contributed positively to performance for the period. In particular, stock selection in the Health Care, Energy and Materials sectors contributed to performance. The Fund’s overweight positions in the Energy and Consumer Discretionary sectors and its underweights in the Information Technology (“IT”), Industrials and Consumer Staples sectors (the Fund had no holdings in Consumer Staples) also helped relative performance.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Biogen Idec Inc. and UnitedHealth Group Inc., both in the Health Care sector, Anadarko Petroleum Corp. and Core Laboratories N.V., both in the Energy sector, as well as Comcast Corp. (Special Class A Shares) in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s stock selection in the IT, Consumer Discretionary and Financials sectors hurt relative performance for the period, as did its overweight in the Health Care sector.

In terms of individual Fund holdings, leading detractors from performance for the period included positions in Human Genome Sciences Inc., BioMimetic Therapeutics Inc. and Teva Pharmaceutical Industries Ltd. (ADR), all in the Health Care sector, as well as Cree Inc. and Dolby Laboratories Inc. (Class A Shares), both in the IT sector.

4	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Fund overview (cont’d)

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established new positions in Human Genome Sciences Inc. and ImmunoGen Inc., both in the Health Care sector, as well as Citrix Systems Inc. in the IT sector. In the Consumer Discretionary sector, the Fund received shares of AMC Networks Inc., which was spun off during the period from existing Fund holding Cablevision Systems Corp.

One of our longest-held positions in the Health Care sector, Genzyme Corp., agreed to be acquired by Sanofi-Aventis SA during the period, and we sold our holdings in the company. We closed our small existing positions in LaserCard Corp. and DSP Group Inc., both in the IT sector. We also significantly trimmed our existing positions in Nokia Corp. (ADR) in the IT sector and Teva Pharmaceutical Industries Ltd. (ADR) in the Health Care sector.

Thank you for your investment in Legg Mason ClearBridge Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

Portfolio Manager

ClearBridge Advisors, LLC

Evan Bauman

Portfolio Manager

ClearBridge Advisors, LLC

September 20, 2011

RISKS: The Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of August 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Biogen Idec Inc. (9.9%), UnitedHealth Group Inc. (8.8%), Anadarko Petroleum Corp. (8.2%), Weatherford International Ltd. (5.5%), Amgen Inc. (5.2%), Comcast Corp., Special Class A Shares (4.8%), Forest Laboratories Inc. (4.2%), Core Laboratories NV (3.9%), Covidien PLC (2.8%) and Cablevision Systems Corp., New York Group, Class A Shares (2.7%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2011 were: Health Care (35.5%), Energy (20.0%), Consumer Discretionary (19.7%), Information Technology (13.0%) and Industrials (7.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	5

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2011 and August 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2011 and held for the six months ended August 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-6.77%	$1,000.00	$932.30	1.29%	$6.28	Class A	5.00%	$1,000.00	$1,018.70	1.29%	$6.56
Class B	-7.18	1,000.00	928.20	2.17	10.55	Class B	5.00	1,000.00	1,014.27	2.17	11.02
Class C	-7.04	1,000.00	929.60	1.88	9.14	Class C	5.00	1,000.00	1,015.73	1.88	9.55
Class FI	-6.77	1,000.00	932.30	1.30	6.33	Class FI	5.00	1,000.00	1,018.65	1.30	6.61
Class R	-6.86	1,000.00	931.40	1.49	7.25	Class R	5.00	1,000.00	1,017.69	1.49	7.58
Class I	-6.56	1,000.00	934.40	0.84	4.10	Class I	5.00	1,000.00	1,020.97	0.84	4.28
Class IS	-6.51	1,000.00	934.90	0.74	3.61	Class IS	5.00	1,000.00	1,021.48	0.74	3.77

[1]	For the six months ended August 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/11	26.35%	25.19%	25.61%	26.33%	26.11%	26.90%	27.04%
Five Years Ended 8/31/11	0.13	-0.66	-0.44	N/A	N/A	0.57	N/A
Ten Years Ended 8/31/11	1.87	1.19	1.22	N/A	N/A	2.30	N/A
Inception* through 8/31/11	11.30	10.33	10.04	-1.89	-1.27	9.39	3.96

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 8/31/11	19.08%	20.19%	24.61%	26.33%	26.11%	26.90%	27.04%
Five Years Ended 8/31/11	-1.04	-0.86	-0.44	N/A	N/A	0.57	N/A
Ten Years Ended 8/31/11	1.27	1.19	1.22	N/A	N/A	2.30	N/A
Inception* through 8/31/11	11.06	10.33	10.04	-1.89	-1.27	9.39	3.96

Cumulative total returns
Without sales charges[1]
Class A (8/31/01 through 8/31/11)	20.38%
Class B (8/31/01 through 8/31/11)	12.56
Class C (8/31/01 through 8/31/11)	12.84
Class FI (Inception date of 4/30/07 through 8/31/11)	-7.94
Class R (Inception date of 12/28/06 through 8/31/11)	-5.82
Class I (8/31/01 through 8/31/11)	25.57
Class IS (Inception date of 8/4/08 through 8/31/11)	12.71

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2001 - August 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason ClearBridge Aggressive Growth Fund vs. Russell 3000 Growth Index† — August 2001 - August 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason ClearBridge Aggressive Growth Fund on August 31, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	The total returns reflect a payment received due to settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

10	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Schedule of investments

August 31, 2011

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Common Stocks — 100.0%
Consumer Discretionary — 19.7%
Internet & Catalog Retail — 1.3%
Liberty Media Holding Corp., Interactive Group, Series A Shares	3,975,400	$62,890,828	*
Media — 18.2%
AMC Networks Inc., Class A Shares	1,817,700	67,254,900	*
Ascent Media Corp., Class A Shares	76,760	3,676,804	*
Cablevision Systems Corp., New York Group, Class A Shares	7,270,800	131,310,648
CBS Corp., Class B Shares	784,000	19,639,200
Comcast Corp., Class A Shares	1,888,700	40,625,937
Comcast Corp., Special Class A Shares	11,067,720	234,192,955
DIRECTV, Class A Shares	2,361,132	103,818,974	*
Discovery Communications Inc., Class A Shares	742,900	31,409,812	*
Discovery Communications Inc., Class C Shares	767,800	30,335,778	*
Liberty Global Inc., Series A Shares	697,331	28,165,199	*
Liberty Global Inc., Series C Shares	707,148	27,288,841	*
Liberty Media — Starz, Series A Shares	341,433	23,514,491	*
Liberty Media Holding Corp., Capital Group, Series A Shares	790,400	56,363,424	*
Madison Square Garden Inc., Class A Shares	1,994,525	48,187,724	*
Viacom Inc., Class B Shares	784,000	37,820,160
World Wrestling Entertainment Inc., Class A Shares	993,600	9,518,688
Total Media		893,123,535
Specialty Retail — 0.2%
Charming Shoppes Inc.	2,626,100	8,324,737	*
Total Consumer Discretionary		964,339,100
Energy — 20.0%
Energy Equipment & Services — 11.8%
Core Laboratories NV	1,726,390	192,630,596
National-Oilwell Varco Inc.	1,675,061	110,755,033
Weatherford International Ltd.	15,861,460	271,706,810	*
Total Energy Equipment & Services		575,092,439
Oil, Gas & Consumable Fuels — 8.2%
Anadarko Petroleum Corp.	5,463,345	402,921,694
Total Energy		978,014,133
Financials — 2.9%
Capital Markets — 1.1%
Cohen & Steers Inc.	1,343,500	51,966,580
Goldman Sachs Group Inc.	27,100	3,149,562
Total Capital Markets		55,116,142

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	11

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Thrifts & Mortgage Finance — 1.8%
Astoria Financial Corp.	3,962,230	$40,454,368
New York Community Bancorp Inc.	3,774,190	48,347,374
Total Thrifts & Mortgage Finance		88,801,742
Total Financials		143,917,884
Health Care — 35.5%
Biotechnology — 17.8%
Alkermes Inc.	1,052,000	18,241,680	*
Amgen Inc.	4,578,600	253,677,333
AP Pharma Inc.	135,375	40,477	*
Biogen Idec Inc.	5,175,550	487,536,810	*
Human Genome Sciences Inc.	1,855,683	23,882,640	*
ImmunoGen Inc.	860,750	9,347,745	*
Isis Pharmaceuticals Inc.	948,500	7,104,265	*
Vertex Pharmaceuticals Inc.	1,635,640	74,045,423	*
Total Biotechnology		873,876,373
Health Care Equipment & Supplies — 2.8%
Covidien PLC	2,653,310	138,449,716
Health Care Providers & Services — 8.8%
UnitedHealth Group Inc.	9,045,800	429,856,416
Pharmaceuticals — 6.1%
BioMimetic Therapeutics Inc.	1,452,600	4,837,158	*(a)
Forest Laboratories Inc.	5,985,770	204,952,765	*
Teva Pharmaceutical Industries Ltd., ADR	345,170	14,276,231
Valeant Pharmaceuticals International Inc.	1,663,158	74,808,847
Total Pharmaceuticals		298,875,001
Total Health Care		1,741,057,506
Industrials — 7.5%
Aerospace & Defense — 2.2%
L-3 Communications Holdings Inc.	1,612,545	109,362,802
Construction & Engineering — 0.8%
Fluor Corp.	643,450	39,070,284
Industrial Conglomerates — 2.3%
Tyco International Ltd.	2,760,710	114,790,322
Machinery — 2.2%
Pall Corp.	2,061,380	105,398,359
Total Industrials		368,621,767

See Notes to Financial Statements.

12	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Schedule of investments (cont’d)

August 31, 2011

Legg Mason ClearBridge Aggressive Growth Fund

Security	Shares	Value
Information Technology — 13.0%
Communications Equipment — 0.5%
Arris Group Inc.	1,148,743	$12,544,274	*
Nokia Corp., ADR	1,135,508	7,312,671
Nokia OYJ	609,772	3,941,721
Total Communications Equipment		23,798,666
Computers & Peripherals — 3.3%
SanDisk Corp.	3,132,700	114,813,455	*
Seagate Technology PLC	4,289,860	49,676,579
Total Computers & Peripherals		164,490,034
Electronic Equipment, Instruments & Components — 2.0%
Dolby Laboratories Inc., Class A Shares	249,100	8,369,760	*
TE Connectivity Ltd.	2,864,650	87,715,583
Total Electronic Equipment, Instruments & Components		96,085,343
Semiconductors & Semiconductor Equipment — 4.8%
Broadcom Corp., Class A Shares	3,606,610	128,575,647	*
Cree Inc.	1,059,140	34,347,910	*
Intel Corp.	2,847,140	57,312,928
Standard Microsystems Corp.	666,800	14,016,136	*
Total Semiconductors & Semiconductor Equipment		234,252,621
Software — 2.4%
Advent Software Inc.	1,906,640	44,214,982	*
Autodesk Inc.	1,481,500	41,778,300	*
Citrix Systems Inc.	550,000	33,236,500	*
Total Software		119,229,782
Total Information Technology		637,856,446
Materials — 1.4%
Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold Inc.	1,183,400	55,785,476
Nucor Corp.	398,500	14,377,880
Total Materials		70,163,356
Total Investments before Short-Term Investments (Cost — $2,441,267,577)		4,903,970,192

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	13

Legg Mason ClearBridge Aggressive Growth Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 0.1%
Repurchase Agreements — 0.1%
Interest in $237,425,000 joint tri-party repurchase agreement dated 8/31/11 with Barclays Capital Inc.; Proceeds at maturity — $3,045,003; (Fully collateralized by various U.S. government obligations, 3.375% to 3.875% due 1/15/12 to 8/15/40 Market value — $3,105,900) (Cost — $3,045,000)	0.040%	9/1/11	$3,045,000	$3,045,000
Total Investments — 100.1% (Cost — $2,444,312,577#)				4,907,015,192
Liabilities in Excess of Other Assets — (0.1)%				(5,544,842)
Total Net Assets — 100.0%				$4,901,470,350

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At August 31, 2011, the total market value of Affiliated Companies was $4,837,158 and the cost was $11,412,534 (Note 6).

#	Aggregate cost for federal income tax purposes is $2,448,070,498.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Statement of assets and liabilities

August 31, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $2,432,900,043)	$4,902,178,034
Investments in affiliated securities, at value (Cost — $11,412,534)	4,837,158
Cash	816
Receivable for Fund shares sold	8,482,113
Dividends and interest receivable	5,170,223
Prepaid expenses	189,566
Total Assets	4,920,857,910

Liabilities:
Payable for Fund shares repurchased	10,571,529
Investment management fee payable	2,911,383
Service and/or distribution fees payable	1,580,782
Trustees’ fees payable	35,037
Accrued expenses	4,288,829
Total Liabilities	19,387,560
Total Net Assets	$4,901,470,350

Net Assets:
Par value (Note 7)	$457
Paid-in capital in excess of par value	2,324,110,893
Accumulated net investment loss	(149,879)
Accumulated net realized gain on investments and foreign currency transactions	114,806,264
Net unrealized appreciation on investments	2,462,702,615
Total Net Assets	$4,901,470,350

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	15

Shares Outstanding:
Class A	24,877,324
Class B	5,359,103
Class C	7,308,953
Class FI	7,721
Class R	111,725
Class I	5,419,438
Class IS	2,617,744

Net Asset Value:
Class A (and redemption price)	$110.11
Class B*	$94.12
Class C*	$95.95
Class FI (and redemption price)	$110.45
Class R (and redemption price)	$109.40
Class I (and redemption price)	$117.26
Class IS (and redemption price)	$117.69
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$116.83

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Statement of operations

For the Year Ended August 31, 2011

Investment Income:
Dividends	$55,038,738
Interest	16,730
Less: Foreign taxes withheld	(799,063)
Total Investment Income	54,256,405

Expenses:
Investment management fee (Note 2)	37,244,919
Service and/or distribution fees (Notes 2 and 5)	21,288,265
Transfer agent fees (Note 5)	13,109,438
Trustees’ fees	442,975
Fund accounting fees	260,288
Registration fees	177,669
Shareholder reports	112,627
Insurance	88,278
Audit and tax	68,400
Legal fees	44,677
Custody fees	28,281
Interest expense (Note 1)	16,565
Miscellaneous expenses	17,426
Total Expenses	72,899,808
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,451)
Net Expenses	72,898,357
Net Investment Loss	(18,641,952)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) from:
Investment transactions	341,486,327
Investment transactions in affiliated securities	8,639
Foreign currency transactions	(16,907)
Net Realized Gain	341,478,059
Change in Net Unrealized Appreciation (Depreciation) from Investments	814,957,043
Net Gain on Investments and Foreign Currency Transactions	1,156,435,102
Increase in Net Assets from Operations	$1,137,793,150

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	17

Statements of changes in net assets

For the Years Ended August 31,	2011	2010

Operations:
Net investment loss	$(18,641,952)	$(27,661,207)
Net realized gain	341,478,059	60,166,602
Change in net unrealized appreciation (depreciation)	814,957,043	270,618,368
Proceeds from settlement of a regulatory matter	—	8,476,514	†
Increase in Net Assets From Operations	1,137,793,150	311,600,277

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	731,236,306	769,733,245
Cost of shares repurchased	(1,330,885,400)	(1,401,629,338)
Decrease in Net Assets From Fund Share Transactions	(599,649,094)	(631,896,093)
Increase (Decrease) in Net Assets	538,144,056	(320,295,816)

Net Assets:
Beginning of year	4,363,326,294	4,683,622,110
End of year*	$4,901,470,350	$4,363,326,294
* Includes accumulated net investment loss of:	$(149,879)	$(283,124)

†	The Fund received $2,285,684, $4,145,432, $2,045,172 and $227 from Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class A Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$87.14	$81.65	$103.41	$115.36	$109.36

Income (loss) from operations:
Net investment loss	(0.27)	(0.36)	(0.31)	(0.58)	(0.69)
Net realized and unrealized gain (loss)	23.24	5.77	(21.45)	(11.37)	6.69
Proceeds from settlement of a regulatory matter	—	0.08	—	—	—
Total income (loss) from operations	22.97	5.49	(21.76)	(11.95)	6.00

Net asset value, end of year	$110.11	$87.14	$81.65	$103.41	$115.36
Total return[3]	26.35%	6.72%[4]	(21.04)%	(10.36)%	5.49%

Net assets, end of year (millions)	$2,739	$2,422	$2,415	$3,358	$4,354

Ratios to average net assets:
Gross expenses	1.28%[5]	1.29%[5]	1.34%[5]	1.19%	1.15%[6]
Net expenses	1.28 [5]	1.29 [5]	1.34 [5]	1.19	1.15 [6,7]
Net investment loss	(0.24)	(0.41)	(0.43)	(0.52)	(0.59)

Portfolio turnover rate	2%	0%[8]	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.63%. Class A received $2,285,684 related to this distribution.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.14%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class B Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$75.18	$70.72	$90.48	$101.76	$97.28

Income (loss) from operations:
Net investment loss	(1.11)	(1.06)	(0.87)	(1.32)	(1.47)
Net realized and unrealized gain (loss)	20.05	5.02	(18.89)	(9.96)	5.95
Proceeds from settlement of a regulatory matter	—	0.50	—	—	—
Total income (loss) from operations	18.94	4.46	(19.76)	(11.28)	4.48

Net asset value, end of year	$94.12	$75.18	$70.72	$90.48	$101.76
Total return[3]	25.19%	6.31%[4]	(21.84)%	(11.09)%	4.61%

Net assets, end of year (millions)	$504	$558	$752	$1,316	$1,955

Ratios to average net assets:
Gross expenses	2.20%[5]	2.24%[5]	2.30%[5]	2.02%	1.99%[6]
Net expenses	2.20 [5]	2.24 [5]	2.30 [5]	2.02	1.98 [6,7]
Net investment loss	(1.16)	(1.37)	(1.40)	(1.35)	(1.43)

Portfolio turnover rate	2%	0%[8]	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.60%. Class B received $4,145,432 related to this distribution.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.97%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class C Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$76.39	$71.90	$91.60	$102.81	$98.09

Income (loss) from operations:
Net investment loss	(0.82)	(0.83)	(0.63)	(1.12)	(1.29)
Net realized and unrealized gain (loss)	20.38	5.10	(19.07)	(10.09)	6.01
Proceeds from settlement of a regulatory matter	—	0.22	—	—	—
Total income (loss) from operations	19.56	4.49	(19.70)	(11.21)	4.72

Net asset value, end of year	$95.95	$76.39	$71.90	$91.60	$102.81
Total return[3]	25.61%	6.24%[4]	(21.51)%	(10.90)%	4.81%

Net assets, end of year (millions)	$701	$658	$773	$1,255	$1,798

Ratios to average net assets:
Gross expenses	1.88%[5]	1.93%[5]	1.91%[5]	1.80%	1.80%[6]
Net expenses	1.88 [5]	1.93 [5]	1.91 [5]	1.80	1.80 [6,7]
Net investment loss	(0.84)	(1.05)	(1.01)	(1.13)	(1.24)

Portfolio turnover rate	2%	0%[8]	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 5.94%. Class C received $2,045,172 related to this distribution.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.78%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class FI Shares[1]	2011	2010		2009	2008	2007[2]

Net asset value, beginning of year	$87.43	$81.99		$103.70	$115.43	$119.97

Income (loss) from operations:
Net investment loss	(0.31)	(0.42)		(0.21)	(0.26)	(0.12)
Net realized and unrealized gain (loss)	23.33	5.86		(21.50)	(11.47)	(4.42)
Total income (loss) from operations	23.02	5.44		(21.71)	(11.73)	(4.54)

Net asset value, end of year	$110.45	$87.43		$81.99	$103.70	$115.43
Total return[3]	26.33%	6.63%		(20.94)%	(10.16)%	(3.78)%

Net assets, end of year (000s)	$853	$581		$1,572	$2,886	$1,517

Ratios to average net assets:
Gross expenses	1.39%[4]	1.43%[4]		1.19%[4]	0.97%	0.99%[5]
Net expenses	1.30 [4,6,7]	1.29	[4,6],7	1.19 [4]	0.97	0.99 [5]
Net investment loss	(0.28)	(0.46)		(0.29)	(0.24)	(0.29) [5]

Portfolio turnover rate	2%	0%[8]		4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2007 (inception date) to August 31, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

22	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009	2008	2007[2,3]

Net asset value, beginning of year	$86.75	$81.48	$103.28	$115.30	$116.16

Income (loss) from operations:
Net investment loss	(0.48)	(0.52)	(0.36)	(0.62)	(0.52)
Net realized and unrealized gain (loss)	23.13	5.79	(21.44)	(11.40)	(0.34)
Total income (loss) from operations	22.65	5.27	(21.80)	(12.02)	(0.86)

Net asset value, end of year	$109.40	$86.75	$81.48	$103.28	$115.30
Total return[4]	26.11%	6.47%	(21.11)%	(10.43)%	(0.74)%

Net assets, end of year (000s)	$12,223	$9,765	$9,431	$7,313	$2,895

Ratios to average net assets:
Gross expenses	1.48%[5]	1.47%[5]	1.42%[5]	1.29%	1.23%[6,7]
Net expenses	1.47 [5,8,9]	1.46 [5,8,9]	1.42 [5]	1.29	1.23 [6,7]
Net investment loss	(0.43)	(0.58)	(0.51)	(0.57)	(0.69) [6]

Portfolio turnover rate	2%	0%[10]	4%	1%	0%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to August 31, 2007.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.23%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Class I Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$92.40	$86.28	$108.79	$120.78	$114.00

Income (loss) from operations:
Net investment income (loss)	0.24	0.01	0.02	(0.04)	(0.20)
Net realized and unrealized gain (loss)	24.62	6.11	(22.53)	(11.95)	6.98
Total income (loss) from operations	24.86	6.12	(22.51)	(11.99)	6.78

Net asset value, end of year	$117.26	$92.40	$86.28	$108.79	$120.78
Total return[3]	26.90%	7.09%	(20.69)%	(9.93)%	5.95%

Net assets, end of year (millions)	$635	$487	$521	$1,112	$1,212

Ratios to average net assets:
Gross expenses	0.84%[4]	0.87%[4]	0.88%[4]	0.71%	0.72%[5]
Net expenses	0.84 [4,6]	0.87 [4,6]	0.88 [4]	0.71	0.72 [5,7]
Net investment income (loss)	0.20	0.01	0.02	(0.04)	(0.16)

Portfolio turnover rate	2%	0%[8]	4%	1%	0%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.71%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Amount represents less than 1%.

See Notes to Financial Statements.

24	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:
Class IS Shares[1]	2011	2010	2009	2008[2]

Net asset value, beginning of year	$92.64	$86.40	$108.79	$104.42

Income (loss) from operations:
Net investment income	0.36	0.13	0.12	0.05
Net realized and unrealized gain (loss)	24.69	6.11	(22.51)	4.32
Total income (loss) from operations	25.05	6.24	(22.39)	4.37

Net asset value, end of year	$117.69	$92.64	$86.40	$108.79
Total return[3]	27.04%	7.22%	(20.58)%	4.18%

Net assets, end of year (000s)	$308,081	$228,295	$212,121	$109,509

Ratios to average net assets:
Gross expenses	0.74%[4]	0.75%[4]	0.75%[4]	0.72%[5]
Net expenses	0.74 [4,6]	0.75 [4,6]	0.75 [4]	0.72 [5]
Net investment income	0.30	0.14	0.16	0.62 [5]

Portfolio turnover rate	2%	0%[7]	4%	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to August 31, 2008.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The impact to the expense ratio was less than 0.01% as a result of interest expense (Note 1).

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009 through December 31, 2012, the total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$4,903,970,192	—	—	$4,903,970,192
Short-term investments†	—	$3,045,000	—	3,045,000
Total investments	$4,903,970,192	$3,045,000	—	$4,907,015,192

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	27

To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

28	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-in Capital
(a)	$18,792,104	$(11,538,032)	$(7,254,072)
(b)	(16,907)	16,907	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	29

by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, R and I shares did not exceed 1.30%, 1.55% and 1.00%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended August 31, 2011, fees waived and/or expenses reimbursed amounted to $1,451.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold these shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended August 31, 2011, LMIS and its affiliates received sales charges of approximately $617,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$4,000	$816,000	$22,000

30	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$100,466,114
Sales	685,909,496

At August 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,625,971,753
Gross unrealized depreciation	(167,027,059)
Net unrealized appreciation	$2,458,944,694

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended August 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$7,320,439	$8,449,736
Class B	6,175,592	2,852,648
Class C	7,728,269	1,114,512
Class FI	1,956	3,152
Class R	62,009	30,001
Class I	—	651,364
Class IS	—	8,025
Total	$21,288,265	$13,109,438

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	31

For the year ended August 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$711
Class R	740
Class I	—
Class IS	—
Total	$1,451

6. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies of the year ended August 31, 2011:

	Affiliate Value at 8/31/10	Purchased		Sold		Dividend Income	Affiliate Value at 8/31/11	Realized Gain/ (Loss)
		Cost	Shares	Cost	Shares
BioMimetic Therapeutics Inc.	$13,296,048	—	—	$39,962	5,300	—	$4,837,158	$8,639

7. Shares of beneficial interest

At August 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,970,956	$333,507,433	4,363,297	$395,721,018
Shares repurchased	(5,886,245)	(656,784,659)	(6,140,828)	(552,525,626)
Net decrease	(2,915,289)	$(323,277,226)	(1,777,531)	$(156,804,608)

Class B
Shares sold	375,807	$35,651,075	630,333	$48,809,013
Shares repurchased	(2,440,272)	(234,895,457)	(3,840,888)	(298,334,919)
Net decrease	(2,064,465)	$(199,244,382)	(3,210,555)	$(249,525,906)

Class C
Shares sold	539,196	$53,068,719	551,765	$43,581,693
Shares repurchased	(1,840,103)	(179,206,212)	(2,693,331)	(212,021,367)
Net decrease	(1,300,907)	$(126,137,493)	(2,141,566)	$(168,439,674)

32	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Amount	Shares	Amount
Class FI
Shares sold	3,520	$402,533	3,357	$304,505
Shares repurchased	(2,442)	(270,616)	(15,891)	(1,454,514)
Net increase (decrease)	1,078	$131,917	(12,534)	$(1,150,009)

Class R
Shares sold	30,618	$3,445,141	30,276	$2,704,225
Shares repurchased	(31,467)	(3,455,995)	(33,445)	(3,015,791)
Net decrease	(849)	$(10,854)	(3,169)	$(311,566)

Class I
Shares sold	1,688,463	$202,854,059	2,354,133	$229,829,667
Shares repurchased	(1,539,236)	(179,715,569)	(3,123,170)	(286,579,057)
Net increase (decrease)	149,227	$23,138,490	(769,037)	$(56,749,390)

Class IS
Shares sold	833,584	$102,307,346	507,848	$48,783,124
Shares repurchased	(680,065)	(76,556,892)	(498,624)	(47,698,064)
Net increase	153,519	$25,750,454	9,224	$1,085,060

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For year ended August 31, 2011, the Fund had redemptions-in-kind with total proceeds in the amount of $16,704,157. The net realized gains on these redemptions-in-kind amounted to $11,538,032, which will not be realized for tax purposes.

9. Income tax information and distributions to shareholders

During the fiscal years ended 2011 and 2010, the Fund did not make any distributions.

As of August 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$118,564,185
Other book/tax temporary differences(a)	(149,879)
Unrealized appreciation (depreciation)(b)	2,458,944,694
Total accumulated earnings (losses) — net	$2,577,359,000

During the taxable year ended August 31, 2011, the Fund utilized all of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	33

distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates

34	Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report

Notes to financial statements (cont’d)

to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

Legg Mason ClearBridge Aggressive Growth Fund 2011 Annual Report	35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Aggressive Growth Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2011

36	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Aggressive Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Aggressive Growth Fund	37

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

38	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Aggressive Growth Fund	39

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason ClearBridge Aggressive Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Legg Mason ClearBridge Aggressive Growth Fund	41

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge

Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Aggressive Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/11 SR11-1479

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2010 and August 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $65,500 in 2010 and $66,600 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in 2010 and $3,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	October 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	October 26, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	October 26, 2011